[FIRST UNION LETTERHEAD]
                                                                   EXHIBIT 10(B)

                                      SWAP TRANSACTION

DATE:           June 19, 1995

TO:             Gilbert L. Danielson
                Aaron Rents Inc.
                1100 Aaron Building
                3001 N. Fulton Drive NE
                Atlanta, GA
                Phone: (404) 231-0011
                Fax: (404) 240-6584

FROM:           First Union National Bank of North Carolina

SUBJECT:        Interest Rate Swap

REF. NO.        10413/11295

--------------------------------------------------------------------------------

Dear Mr. Danielson:

        The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Aaron Rents Inc. ("Counterparty") and First Union National Bank of North Carolina ("First Union") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

        1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

        If you and we are parties to a Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this Confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, a Swap Agreement upon its execution by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In addition, if a Swap Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

        Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Swap Transaction to which this Confirmation relates on the terms and conditions set forth below.

        If on any Calculation Date (or if, for any Calculation period, as applicable), (a) the product of the Fixed Rate and the Fixed Rate Day Count Fraction exceeds the product of the Floating Rate (plus or minus the Spread, if applicable) and the Floating Rate Day Count Fraction, the Fixed Rate Payer shall pay the Floating Rate Payer, on the relevant Payment Date, an amount equal to such excess multiplied by the Notional amount, (b) the product of the Floating Rate (plus or minus the spread if applicable) and the Floating Rate Day Count Fraction exceeds the product of the Fixed Rate and the Fixed Rate Day Count Fraction, the Floating Rate Payer shall pay the Fixed Rate Payer, on the relevant Payment Date, an amount equal to such excess multiplied by the Notional Amount, or (c) the product of the Fixed Rate and the Fixed Rate Day Count Fraction is equal to the product of the Floating Rate (plus or minus the Spread, if applicable) and the Fixed Rate Day Count Fraction, no amount shall be due by either side on the relevant Payment Date. Each party's obligation to make payment of any amount which would otherwise by due hereunder on a Payment Date shall be automatically satisfied and discharged by payment of the net amount due on such Payment Date, determined by the foregoing manner.

        This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provisions contained in the Swap Agreement.


        2. The terms of the particular Transaction to which this Confirmation relates are as follows:

           Transaction Type:                    Interest Rate Swap

           Trade Date:                          June 16, 1995

           Effective Date:                      June 23, 1995

           Termination Date:                    June 23, 2005, subject to
                                                adjustment in accordance with
                                                the Modified Following Business
                                                Day Convention

           Notional Amount:                     $10,000,000.00

           Fixed Amounts:

                Fixed Rate Payer:               Counterparty

                Fixed Rate Payer                Quarterly on the 23rd day of
                Payment Dates:                  each June, September, December,
                                                and March commencing September
                                                23, 1995, through and including
                                                the Termination Date, subject
                                                to the Modified Following
                                                Business Day Convention.

                Fixed Rate:                     6.35%

                Fixed Rate Day                  ACT/360
                Count Fraction:

        Floating Amounts:

                Floating Rate Payer:            First Union

                Floating Rate Payer             Quarterly on the 23th day of
                Payment Dates:                  each June, September, December,
                                                and March commencing September
                                                23, 1995, through and including
                                                the Termination Date, subject
                                                to the Modified Following
                                                Business Day Convention.

                Floating Rate Option:           USD-LIBOR-BBA

                Designated Maturity:            3 Month

                Spread:                         None

                Floating Rate Day               ACT/360
                Count Fraction:

                Reset Dates:                    Quarterly on the 23th day of
                                                each September, December, March,
                                                and June commencing June 23,
                                                1995, through and including
                                                March 23, 2005, subject to the
                                                Modified Following Business Day
                                                Convention.

                Compounding:                    Inapplicable

        Calculation Agent:                      First Union

        Business Days:                          New York

        Payments to First Union:                First Union Charlotte
                                                Capital Markets
                                                Attention: Derivatives Desk
                                                Fed. ABA No. 053000219
                                                Ref. No.: 10413/11295

        First Union Settlements:                Brian Hall
                                                Derivatives Desk
                                                Ph. No.: 704-383-1185
                                                Fax No.: 704-383-9139

        Payments to Counterparty:       Please forward instructions to FUNB-NC.
                                        No payments will be made prior to
                                        receipt of Counterparty's payment
                                        instructions.

        First Union Address:            One First Union Center
                                        301 South College Street TW-9
                                        Charlotte, NC 28288-0601


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us.



                                Very truly yours,

                                FIRST UNION NATIONAL BANK
                                OF NORTH CAROLINA

                                By:  /s/ Joseph M. Nenichka
                                    ------------------------
                                Name:  Joseph M. Nenichka
                                Title: Vice President
                                Date:
                                     -----------------

                                By:  /s/ David Kitchen
                                    ------------------------
                                Name:  David Kitchen
                                Title: Vice President
                                Date:
                                     -----------------


Accepted and confirmed as of
the date first above written:

AARON RENTS INC.

By: /s/ Gilbert L. Danielson
    ---------------------------
Name:   Gilbert L. Danielson
      -------------------------
Title:  Vice President, Finance
      -------------------------
Date:   July 17, 1995
      -------------------------

                        [TRUST COMPANY BANK LETTERHEAD]


                                                        June 20, 1995

                CONFIRMATION OF INTEREST RATE SWAP TRANSACTION

Mr. Gilbert L. Danielson
Vice President - Finance
Aaron Rents, Inc.
309 East Paces Ferry Road, N.E.
Atlanta, GA 30305


Dear Mr. Danielson:

        The purpose of this letter agreement is to set forth the terms and conditions of the Rate Swap Transaction entered into between you and Trust Company Bank on the Trade Date specified below (the "Transaction" or "Rate Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in either the ISDA Master Agreement or the Interest Rate and Currency Exchange Agreement entered into by the parties hereto, prior to, or on the date hereof.

        The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") published by the International Swap Dealers Association, Inc. ("ISDA") are incorporated by reference into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms a part of, and is subject to either the ISDA Master Agreement or the Interest Rate and Currency Exchange Agreement (a "SWAP Agreement"), as amended and supplemented from time to time, between you and Trust Company Bank. All provisions contained or incorporated by reference in the Swap Agreement shall govern this Confirmation except as expressly modified below. In the event that you and Trust Company Bank have not entered into s Swap Agreement, this Transaction is subject to the 1992 Master Agreement. Prior to the execution and delivery of such Swap Agreement, this Confirmation alone shall constitute a complete and binding agreement with respect to the Transaction.

        Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry in the Rate Swap Transaction to which this Confirmation relates on the terms and conditions set forth below.

        This Confirmation will be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts made and wholly performed within the State of Georgia.

2. The terms of the particular Rate Swap Transaction to which this Confirmation relates are as follows:

          Type of Transaction:                  Rate Swap

          Notional Amount:                      US$10,000,000.00

          Trade Date:                           June 16, 1995

          Effective Date:                       June 23, 1995

          Termination Date:                     June 23, 2005 subject to
                                                adjustment in accordance with
                                                the Modified Following Business
                                                Day Convention

        Fixed Amounts:
        -------------

          Fixed Rate Payer:                     Aaron Rents, Inc.

          Fixed Rate Payer Payment Dates:       The 23rd day of each March,
                                                June, September and December,
                                                beginning September 23, 1995
                                                and terminating on the
                                                Termination Date, subject to
                                                adjustment in accordance with
                                                the Modified Following Business
                                                Day Convention.

          Fixed Rate:                           6.3500% per annum

          Fixed Rate Day Count Fraction:        A/360

        Floating Amounts:
        ----------------

          Floating Rate Payer:                  Trust Company Bank

          Floating Rate Payer Payment Dates:    The 23rd day of each March,
                                                June, September and December,
                                                beginning September 23, 1995
                                                and terminating on the
                                                Termination Date, subject to
                                                adjustment in accordance with
                                                the Modified Following Business
                                                Day Convention.

          Floating Rate Option:                 USD-LIBOR-BBA

          Floating Rate for initial
          Calculation Period:                   6.06250%

          Designated Maturity:                  Three months

          Spread:                               Inapplicable

          Compounding:                          Inapplicable

          Floating Rate Day Count Fraction:     Actual/360

          Reset Dates:                          The first day of each
                                                Calculation Period

          Calculation Agent:                    Trust Company Bank

          Business Days:                        New York and London

3.  Other Provisions:

        (i) "USD-LIBOR" means that the rate for a Reset Date will be the rate for deposits in Dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on two business days prior to the Reset Date. If such rate does not appear on the Telerate Page 3750, the rate for that Reset Date will be determined as if the parties had specified "LIBOR (Reference Banks)" as the applicable Floating Rate Option.

        (ii) "Telerate Page 3750" means the displays designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Banker's Association Interest Settlement Rate for Dollar deposits.)

4.  Account Details:

        Payments to Fixed Rate Payer:

                                [PLEASE ADVISE]

          Account No.:
          Depository:
          Address:
          Favor of:

        Payments to Floating Rate Payer:

          Trust Company Bank
          ABA# 061000104
          Bond Wire Clearing, Center 095
          Attn: Judy Keane-Dawes

5.  Offices

          (a) The Office of Fixed Rate Payer for the Rate Swap Transactions is its Georgia office; and

          (b) The Office of Floating Rate Payer for the Rate Swap Transaction is its Georgia Office.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this copy of this Confirmation and sending the same to us by overnight mail to SunTrust Capital Markets, 25 Park Place, 4th Floor, Atlanta, GA 30303 to the attention of Mark Brown or Mark Lutostansky.

By signing below, you also acknowledge and agree that we have explained to you the risks involved in this Rate Swap Transaction, which risks include but are not limited to the following:

 .       Marked Risk: the risk that the Rate Swap Transaction will decline in value with a change in, among other things, interest rates or the yield curve; and

 .       Liquidity Risk: the risk that the Rate Swap Transaction cannot be closed out or disposed of quickly at or near its value.

You further acknowledge and agree that you understand these risks and the Rate Swap Transaction as a whole, that you are capable of managing the risks associated with this Rate Swap Transaction, that the risks involved in this Rate Swap Transaction are consistent with your financial goals, policies and procedures, and risk tolerance, and that you have determined that this Rate Swap Transaction is appropriate for you.


                                        Very truly yours,

                                        TRUST COMPANY BANK

                                        By: /s/ Wadley Duckworth
                                            ---------------------------
                                        Name:   Wadley Duckworth
                                        Title:


                                        By: /s/ Martha A. Suggs
                                            ----------------------------
                                        Name:   Martha A. Suggs
                                        Title:  Assistant Vice President


Accepted and Confirmed as
of the Date First Written:

AARON RENTS, INC.


By: /s/ Gilbert L. Danielson
    ---------------------------
Name:   Gilbert L. Danielson
Title:  Vice President, Finance

By:
    ----------------------------
Name:
Title: